                                                                   EXHIBIT 10(3)

                                AMENDMENT NO. 1
                                ===============


     AMENDMENT NO. 1 ("this "Amendment"), dated as of May 5, 1995, to the
                             ---------
Amended and Restated Credit Agreement, dated as of September 6, 1994 (the "Agreement"), among Tambrands Inc. (the "Company"), Tambrands Limited, the
----------                               -------
Lenders party thereto (the "Lenders") and The Bank of New York, as agent (the
                            -------
"Agent").
------

                                    RECITALS
                                    --------

     1. Capitalized terms used herein that are not herein defined shall have the meanings ascribed thereto by the Agreement.

     2. The Borrowers have requested that the Agreement be amended as set forth herein. The Agent is willing to amend the Agreement upon the terms and conditions herein contained.

     Therefore, in consideration of the RECITALS and the terms and conditions herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrowers and the Agent hereby agree that the Agreement be amended in the following respects:

     3.   Exhibit A is amended in its entirety to read as follows:

                                  "Exhibit A
                                   ---------

                                  COMMITMENTS
                                  -----------

                                            COMMITMENT
BANK                      COMMITMENT        PERCENTAGE
----                      ----------        ----------

The Bank of New York     $ 24,000,000          20%

Bank Brussels Lambert
 New York Branch           19,200,000          16%

Citibank, N.A.             19,200,000          16%

National Westminster
 Bank, plc                 19,200,000          16%

Royal Bank of Canada       19,200,000          16%

 Societe Generale,
 New York Branch           19,200,000          16%
                         ------------       -----

      Totals             $120,000,000         100%"


     4.   The percentages set forth in the definition of "Applicable Margin" in
                                                          -----------------
paragraph 1.1 are amended to read as follows:


                                                                 Applicable
Period                                        Rate               Margin
------                                        ----               ----------

I. At any time when                           Eurocurrency Rate      .21%
the Senior Public Debt                        Facility Fee Rate      .09%
Rating is equal to or
more favorable than at
least two of the
following: A+ by Standard
& Poor's Ratings Group,
A1 by Moody's Investors
Service, Inc. and A+ by
Fitch Investors
Service, Inc.

II. At any time when                          Eurocurrency Rate      .24%
the Senior Public Debt                        Facility Fee Rate      .11%
Rating is equal to or
more favorable than at
least two of the
following (and Period I
is not applicable): A-by Standard & Poor's
Ratings Group, A3 by Moody's
Investors Service, Inc.
and A- by Fitch Investors
Service, Inc.

III. At any time when                         Eurocurrency Rate      .30%
the Senior Public Debt                        Facility Fee Rate      .15%
Rating is equal to or
more favorable than at
least two of the
following (and Periods I
and II are not applicable):
BBB by Standard & Poor's
Ratings Group, Baa2 by
Moody's Investors Service,
Inc. and BBB by Fitch
Investors Service, Inc.

IV. At all other                              Eurocurrency Rate      .40%
times                                         Facility Fee Rate      .20%


     5.   The definition of "Indebtedness" contained in paragraph 1.1 is amended
                             ------------
to delete subparagraph (iii) thereof.

     6.   The definitions of "Consenting Lenders", "Extension Consent Period",
                              ------------------    --------- --------------
"Extension Consent Required Lenders", "Extension Request", "Non-Consenting
-----------------------------------    -----------------    --------------
Lender" and "Replacement Lender" are deleted from paragraph 1.1.
------       ------------------

     7.   The definition of "Termination Date" contained in paragraph 1.1. is
                             ----------------
amended in its entirety to read as follows:

          "Termination Date:  May 5, 2000."
           ----------------

     8. Paragraph 2.18 is deleted in its entirety and all references in the Agreement to such paragraph 2.18 are deemed deleted.

     9. The percentage per annum contained in paragraph 3.3 is amended to read "0.0625%".

     10.  Paragraph 8 is amended by adding the following at the end thereof:

          "8.7  Contingent Obligations.
                ----------------------

               Create, incur, assume or suffer to exist any Contingent Obligation, or permit any Subsidiary so to do, if, after giving effect thereto, the aggregate amount of all Contingent Obligations of the Company and its Subsidiaries on a Consolidated basis (determined in accordance with GAAP) would exceed $10,000,000.

     11. Paragraph 9.1 (g) is amended to insert the phrase "and Contingent Obligations" after the word "Indebtedness" in the third line thereof.

     12.  This Amendment shall not be effective until such time (the "Amendment
                                                                      ---------
No. 1 Effective Date") as each of the following conditions has been fulfilled:
--------------------

     (i) The Agent shall have received an original of this Amendment (i) executed by a duly authorized officer or officers of each of the Borrowers, and (ii) consented to by each of the Lenders.

     (ii) On and as of the Amendment No. 1 Effective Date, no Default or Event of Default shall have occurred or be continuing.

     13. The Borrowers reaffirm and admit the validity and enforceability of the Loan Documents and all of their obligations thereunder, agree and admit that they have no defenses to or offsets against any of their obligations to the Lenders or the Agent under the Loan Documents, and represent and warrant that there exists no Default or Event of Default, and that the representations and warranties contained in the Agreement are true and correct on and as of the date hereof, except such thereof as relate solely to an earlier date.

     14. Except as amended hereby, the Loan Documents shall remain in full force and effect, and no amendment of any term or condition of the Agreement herein contained shall be deemed to be an amendment of any other term or condition contained in the Agreement or any other Loan Document or constitute a waiver of any Default or Event of Default.

     15. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

     16. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

     The Borrowers and the Agent have caused this Amendment No. 1 to be duly executed as of the date first above written.


                              TAMBRANDS INC.



                              By: /s/Raymond F. Wright
                              Title: _____________________


                              TAMBRANDS LIMITED



                              By: /s/Raymond F. Wright
                              Title: _____________________



                              THE BANK OF NEW YORK,
                              Individually and as Agent



                              By: /s/Howard Bascom
                              Title: Vice President


Each of the Lenders hereby
consents to the execution and
delivery of this Amendment by
the Agent:


BANK BRUSSELS LAMBERT,
NEW YORK BRANCH



By: /s/Eric Hollanders               /s/Eileen Stekear
Title: Senior Vice President         Assistant Vice President
       Credit Department

CITIBANK, N.A.



By: /s/Anita J. Brickell
Title: Vice President



NATIONAL WESTMINSTER BANK, plc


By: /s/David Apps
Title: Vice President



ROYAL BANK OF CANADA



By: /s/Sheryl L. Greenberg
Title: Manager
       for John Crawford


 SOCIETE GENERALE,
  NEW YORK BRANCH



By: Robert L. Petersen
Title: Vice President